Exhibit 99.1

RXSIGHT, INC. ANNOUNCES PRELIMINARY SECOND QUARTER FINANCIAL RESULTS AND PRODUCT PIPELINE UPDATES FOLLOWING STRATEGIC COLLABORATION AGREEMENT

Aliso Viejo, Calif. – July 6, 2026 – RxSight, Inc. (NASDAQ: RXST) today announced select preliminary financial results for the second quarter of 2026 and updates to its standalone product pipeline, following the announcement of the company’s strategic collaboration with Alcon to develop and commercialize light-adjustable Presbyopia-Correcting Intraocular Lenses.

Preliminary Second Quarter 2026 Results

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Total company revenue is expected to be approximately $32 to $34 million, which includes,
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$5 to $7 million in revenue recognized from the RxSight Alcon Strategic Collaboration, with the specific amount expected to be reported with the Company’s financial results for the second quarter of 2026 in August 2026.
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Sales of approximately $27 million, which includes,
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the sale of 24,917 Light Adjustable Lens (LAL®) units; and
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11 Light Delivery Devices (LDD™) units; 1 rental unit placed.
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Cash, cash equivalents and short-term investments of approximately $209 million as of June 30, 2026.

Pipeline Highlights

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Next-generation RxSight Light Adjustable Technology™ platform, with intermediate-term launches of new LAL®, LAL +®, and LAL Toric lenses with improved workflow and fewer required post-operative treatments.
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Collaboration with Alcon to innovate our respective platforms to develop and commercialize light-adjustable Presbyopia-Correcting Intraocular Lenses (Simultaneous Vision Intraocular Lenses).

“While we faced meaningful commercial headwinds in Q2, including from more widespread competitive trialing, the unique ability of RxSight’s Light Adjustable Technology to customize visual outcomes continued to deliver significant clinical benefits to thousands of patients around the world,” said Dr. Ron Kurtz, Chief Executive Officer and President of RxSight. “To position the company for deeper penetration of current, next-generation, and collaboration products, we are accelerating investments in our LAL sales force and commercial capabilities, while maintaining a disciplined approach to overall spending. By leveraging our differentiated technology, large customer base, strong balance sheet and exciting pipeline, we believe RxSight is well positioned to drive both high-margin implant sales and future royalty income, thereby empowering doctors to deliver the industry’s premier outcomes for even more of their patients.”

Updated Product Pipeline

RxSight is developing the first and only suite of adjustable IOLs built on its next-generation Light Adjustable Lens technology platform with improved workflow and enhanced performance. Highlights include:

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Next-generation LAL, designed to deliver best-in-class visual quality and optical clarity, with post-operative refractive optimization to consistently achieve targeted visual outcomes;
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Next-generation LAL+, designed to improve intermediate vision for everyday activities while preserving high-quality optical performance, with adjustability enabling precise refractive targeting;
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LAL Toric, designed with built-in astigmatism correction, while still enabling post-operative refinement of residual sphere and cylinder to maximize uncorrected visual acuity.

Updated 2026 Guidance

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2026 full-year revenue of $140 to $160 million, inclusive of RxSight sales and revenue recognized from the RxSight Alcon Strategic Collaboration, comprised of:
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Sales of $110 to $120 million, below previous guidance of $120 to $135 million
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Collaboration Agreement revenue of $30 to $40 million, subject to the terms and conditions described in the Current Report on Form 8-K filed with the Securities and Exchange Commission (SEC) on or about the date hereof;
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Gross margin of 73% to 75%, above previous guidance of 70% to 72%; and
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Operating expense at the high-end of $150 to $160 million, in line with previous guidance

The foregoing financial and operational results are preliminary estimates. RxSight is in the process of finalizing its financial statements for the second quarter of 2026, and its actual results remain subject to completion of those financial statements and their review by its independent registered public accounting firm. These preliminary estimates are based on information available to management as of the date of this press release and certain related assumptions, which could prove incorrect. RxSight’s actual, reported results of operations could differ based on completion of our quarter end closing procedures, final adjustments and developments that may arise prior to completion of its quarterly financial statements, and adjustments arising from the review by its independent registered public accounting firm. You should carefully review RxSight’s unaudited, consolidated financial statements for the second quarter of 2026 when they become available.

Conference Calls

On Tuesday, July 7, 2026, at 8:00 a.m. Eastern Time, the company will host a conference call to discuss select preliminary financial results for the second quarter of 2026, the company’s strategic collaboration and related product pipeline updates. To participate in the conference call, please dial (800) 715-9871 or (646) 307-1963 and enter the conference code: 5921122.

Separately, the company plans to report financial results for the second quarter of 2026 after the market close on Wednesday, August 5, 2026. Management will discuss more comprehensive second quarter results and provide additional updates during a conference call shortly following the announcement.

Both conference calls will also be broadcast live in listen-only mode via a link on the company’s investor relations website at https://investors.rxsight.com/. An archived recording of the calls will be available through the same link shortly after their completion.

About RxSight, Inc.

RxSight, Inc. is an ophthalmic medical device company dedicated to providing high-quality customized vision to patients following cataract surgery. The RxSight Light Adjustable Lens system, comprised of the RxSight Light Adjustable Lens (LAL/LAL+, collectively the “LAL”), RxSight Light Delivery Device (LDD) and accessories, is the first and only commercially available intraocular lens (IOL) technology that can be adjusted after surgery, enabling doctors to customize and deliver high-quality vision to patients after cataract surgery. Additional information about RxSight can be found at www.rxsight.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements in this press release that are not purely historical are forward-looking statements, including, without limitation, statements regarding our preliminary second quarter 2026 financial and operating results and the anticipated timing of announcing unaudited second quarter 2026 financial results; our projected revenue, gross margin and operating expense in 2026; our product development pipeline and anticipated timelines; potential payments that we may receive in connection with the collaboration agreement with Alcon, a description of which (including material terms and conditions) may be found in the Current Report on Form 8-K filed on or about the date hereof with the SEC, including potential milestone payments and royalties; our strategic plan; our belief that RxSight is well positioned to drive both high-margin implant sales and future royalty income, thereby empowering doctors to deliver the industry’s premier outcomes for even more of their patients; and LDD and LAL sales growth trends, including commercial headwinds.

Such statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed, implied or inferred by these forward-looking statements, including those relating to the strategic collaboration with Alcon (uncertainty as to whether the anticipated benefits and opportunities of the proposed collaboration may be realized or make take longer to realize or may cost more than expected; risks of unexpected hurdles, costs or delays; challenges in technology transfer and manufacturing; challenges inherent in new product candidate development, including obtaining regulatory approvals; challenges associated with collaborating with third parties, including intellectual property, operational, financial and other risks; uncertainty of commercial success for new products; the ability of RxSight and Alcon to successfully execute their respective strategic plans and those risks described in the company’s prior press releases and the company’s filings with the Securities and Exchange Commission (SEC), including in Part II, Item 1A (Risk Factors) of the company’s Quarterly Report on Form 10-Q for the period ended March 31, 2026, filed with the SEC on May 6, 2026, and any subsequent filings with the SEC. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” or “continue” or the negative of such terms and other same terminology. These statements are only predictions based on our current expectations and projections about future events. You should not place undue reliance on these statements. Actual events or results may differ materially. In evaluating these statements, you should specifically consider various factors. These and other factors may cause our actual results to differ materially from any forward-looking statement. RxSight undertakes no obligation to update any of the forward-looking statements after the date of this press release to conform those statements to reflect the occurrence of unanticipated events, except as required by applicable law.

Investor Relations Contact:

Oliver Moravcevic

VP, Investor Relations

omoravcevic@rxsight.com